Exhibit 99

Forward Looking Statements Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.

Republic Bancorp Profile 3rd largest bank holding company in Michigan 83rd largest bank holding company in the U.S. $5.4 billion in assets Market capitalization of approximately $900 million 3 business lines - retail, commercial and mortgage banking 1,300 employees -1-

93 Offices 93 ATMs -2- ? Indiana Michigan Ohio

Creating Value Balanced business model Focused business strategies Motivated employees Growth and consistency -3-

Growth & Consistency Annual EPS Growth Return on Equity 1 Year Performance 8% 11% 10% 17.3% 3 Year Performance 5 Year Performance 8% 11% 10% 17.4% 17.1% -4-

Balanced Business Model Commercial Mortgage Retail East 0.22 0.25 0.53 Mortgage Commercial Retail 25% 53% -5- 22% 2003 Net Income Business Line Contribution

Focused Business Strategies Branches in Strong Markets Products and Services: Commercial real estate and SBA lending Mortgage banking Core deposits and home equity lending "Distinctive Personal Service" through relationship banking -6-

-7- Southeast Michigan Market Manchester Romeo Maybee St. Clair Shores Grosse Pointe Ann Arbor Pinckney Howell Brighton South Lyon Hartland Fenton Canton Southgate Dearborn Plymouth Northville Rochester Hills Shelby Twp. Commerce Twp. Farmington Hills Clawson Troy Bloomfield Hills Auburn Hills

Commercial Banking Diversified portfolio, 97% secured by real estate Serving strong commercial markets in Southeast Michigan, Cleveland and Indianapolis #1 SBA lender in Michigan for 10th straight year -8-

Mortgage Banking Top ten retail mortgage lender in Midwest High quality asset generation, including hybrid adjustable rate mortgages Mortgage loan originators in retail branches -9-

Retail Banking Focus on relationship development through personalized banking Establish core deposit relationship Significant cross-sell opportunities -10-

Customer Relationship Growth Retail Customers Mortgage with 3 or to Retail more services 2001 30% 12% 2003 37% 16% -11-

Motivated Employees All employees are shareholders 19% of the Company is owned by employees and directors "Pay for Performance" compensation Over half of compensation is variable based on company and individual performance Accountable business line management compensated for division and cross division results TEAM Republic -13,000 successful referrals annually -12-

Motivated Employees Recognition and rewards for top performers Monthly Telerap Quarterly Awards Meetings Annual Sales Incentive Trips "Great Place to Work" recognition FORTUNE "100 Best Companies to Work For" (Ranked 5th) Working Mother "100 Best Companies for Working Mothers" -13-

Financial Highlights (1%) 5% 52.04 12.85 52.35 12.26 Efficiency ratio (%) Total risk-based capital (%) (22%) 8% 14% 12% % Change $5,354 $4,778 Total assets (millions) .18 .23 Charge-offs/Avg. loans (%) $0.95 $0.87 Earnings per share $4,158 $3,657 Total loans (millions) 2003 2002 -14-

Financial Highlights Top line revenue growth of 7% through growth in net interest income and growth in non-interest income Controlled expenses Solid credit quality -15-

Loan Portfolio Growth ($ in millions) 12/31/02 12/31/03 % Change Commercial $1,469 $1,521 4% Residential 1,594 2,015 26% Consumer 594 622 5% Total $3,657 $4,158 14% -16-

Loan Portfolio Commercial Other Bridge Home Equity Residential East 0.39 0.02 0.03 0.12 0.44 Residential real estate mortgages 48% Commercial real estate loans 36% $4.16 billion at December 31, 2003 Home equity loans 11% Other 2% -17- Bridge/Lot loans 3%

Commercial Loan Portfolio Retail Manufacturing Multi-Family All Others Hotel/Motel Pre-sold Land Office East 0.18 0.08 0.1 0.22 0.05 0.06 0.07 0.24 Average LTV 75% Variable Rate 74% Fixed Rate 26% All Others Office Retail 22% 18% 24% Warehouse Multi-Family Pre-sold 1-4 Family Residential Land Development Hotel/Motel 8% 10% 6% 5% 7% -18-

Residential Loan Portfolio Jumbo Portfolio Agency East 27 21 52 Average FICO Score 724 Average LTV 72% Variable Rate 54% Fixed Rate 46% Agency Eligible Jumbo Portfolio 52% 21% 27% -19-

Consumer Loan Portfolio Other Home Equity East 26 74 Home Equity Portfolio Average FICO Score 734 Average CLTV 75% Variable Rate 75% Fixed Rate 25% Other Home Equity Loans 26% 74% -20-

Sound Asset Quality 90 91 92 93 94 95 96 97 98 99 00 01 02 03 RBI 0.0018 0.0028 0.0024 0.0006 0.002 0.0006 0.0006 0.0003 0.0005 0.0017 0.0013 0.0019 0.0023 0.0018 Peers 0.0067 0.0095 0.0065 0.0054 0.0025 0.0028 0.0028 0.0028 0.0027 0.0028 0.003 0.0043 0.0042 0.0032 Peer Group ($3-$10 billion in assets) Net Loan Charge-Offs to Average Loans Republic Bancorp -21-

Core Deposit Growth (Checking, Savings and Money Market Accounts) 2001 2002 2003 RBI 1161 1295 1464 -22- ($ in millions)

2001 2002 2003 service charges 7720 9206 11097 -23- Growth of Service Fees ($ in 000's)

Treasury Management Asset sensitive GAP management Fixed rate mortgages and servicing rights are sold Adjustable rate mortgages retained Securities supplement changes in LHFS balance -24-

Strong Capital Position Tier 1 leverage 7.81% 8.04% Total risk-based capital 12.26% 12.85% -25- 2002 2003

Market Coverage 34 Market Makers - Including research coverage from: Oppenheimer & Co. Inc. - Buy Howe Barnes Investments - Outperform Stifel, Nicolaus & Company - Market Outperform Cohen Bros. & Company - Outperform RBC Capital Markets - Sector Perform Keefe, Bruyette & Woods - Market Perform Robert W. Baird & Co. - Neutral Sidoti & Company, LLC - Neutral A.G. Edwards & Sons - Hold -26-

Creating Shareholder Value Named to S&P SmallCap 600 Index in April 2003 Stock Repurchase Program of 2.2 million shares Increased cash dividend by 12% in July 2003 Issued 10% stock dividend for 18th year Liquid stock - Average monthly volume of 4.3 million shares in 2003 -27-

Attractive Stock Value ROE 17.33% 14.79% Net Charge-Offs 2004 P/E .18% 13.4 .31% 16.6 -28- * Peer Group = Top 76-100 Banks RBNC Peer *

Growth and Consistency Balanced business model Focused business strategies Motivated employees Growth and consistency -29-